Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 29, 2026 (this “Amendment”), is entered into by and among Abacus Global Management, Inc., a Delaware corporation (the “Borrower”), each lender signatory hereto (including, for the avoidance of doubt, each First Amendment Incremental Term Lender (as defined below)) (collectively, the “Lenders” and individually, each a “Lender”), GLAS USA LLC, as Administrative Agent (together with its permitted successors and assigns in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its permitted successors and assigns in such capacity, the “Collateral Agent”):
R E C I T A L S
WHEREAS, Administrative Agent, Borrower, the Lenders party thereto, and the other Loan Parties party thereto previously entered into that certain Credit Agreement, dated as of December 10, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as modified by this Amendment, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein (including, without limitation, in the preamble and recitals hereof) shall have the meanings assigned to such terms in the Credit Agreement).
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested an Incremental Commitment in an aggregate principal amount of $75,000,000 (the “Incremental Term Loans”) and the First Amendment Incremental Term Lenders (as defined below) have agreed to provide the Incremental Term Loans (the “Incremental Term Loan Commitment”) as of the First Amendment Effective Date (as defined below) to be funded in full on the First Amendment Funding Date (as defined below) subject to the terms and conditions herein.
WHEREAS, Borrower and the other Loan Parties have requested that Lenders amend certain provisions of the Existing Credit Agreement and, subject to the terms and the conditions set forth herein, the Lenders are willing to do so.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to the Existing Credit Agreement. Effective as of the First Amendment Effective Date, and subject to the terms and conditions set forth herein, the Existing Credit Agreement is hereby amended as follows:

(a)The following definitions are hereby added in alphabetical order in Section 1.01 of the Existing Credit Agreement:
“First Amendment” means that certain First Amendment to the Credit Agreement, dated as of June [ ], 2026, entered into by and among the Borrower, each lender signatory thereto, and the Administrative Agent.
“First Amendment Incremental Term Loans” means the Incremental Term Loans made pursuant to the First Amendment.
“First Amendment Incremental Term Lenders” has the meaning set forth in the First Amendment.
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“First Amendment Lender Fee Letter” means that certain fee letter, dated as of June 29, 2026, by and among the Borrower and the Administrative Agent, which sets forth a commitment fee to be paid to the First Amendment Incremental Term Lenders in connection with the First Amendment.
(b)The following definitions in Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their entirety as follows:
“Agent Fee Letter” means that certain First Amendment Agent Fee Letter (as defined in the First Amendment)
“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings, (b) aggregate Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided, that (x) if at any time there are two or more unaffiliated Lenders, Required Lenders shall consist of at least two or more unaffiliated Lenders and (y) if at any time two or more unaffiliated Lenders each hold at least 30% of the sum of the (a) Total Outstandings, (b) aggregate Term Commitments and (c) aggregate unused Revolving Credit Commitments (the preceding subclauses (a), (b) and (c), collectively, the “Gross Exposure”) Required Lenders shall consist of two or more unaffiliated Lenders each holding at least 25% of the Gross Exposure; provided, further, that the Term Commitments of, unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall in each case be excluded for purposes of making a determination of Required Lenders. For purposes of this definition, each reference to Lenders shall be deemed to refer to a Lender, taken together with each of its Affiliates and its or their managed funds or accounts that are also Lenders (if any).
“Term Lenders” means (a) at any time on or prior to the Closing Date, any Lender that has an Initial Term Commitment or Delayed Draw Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term Loans at such time, including the First Amendment Incremental Term Lenders.
“Term Loans” means an Initial Term Loan, Delayed Draw Loan or Incremental Loan (including the First Amendment Incremental Term Loans), as the context may require.
(c)Section 2.05(a)(iv) of the Existing Credit Agreement is hereby amended and restated as follows:
(iv)     If the Borrower makes a voluntary prepayment of Term Loans pursuant to Section 2.05(a), whether before or after an Event of Default, bankruptcy or acceleration, the Borrower shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders, (x) at any time prior to the first anniversary of the Closing Date with respect to Initial Term Loans or the first anniversary of the First Amendment Funding Date with respect to First Amendment Incremental Term Loans, a prepayment premium in an amount equal to 1.00% of the principal amount so prepaid or repriced or, (y) at any time on or following the first anniversary of the Closing Date with respect to Initial Term Loans or the first anniversary of the First Amendment Funding Date with respect to First Amendment Incremental Term Loans, 0% of the principal amount so prepaid or repriced (the foregoing premiums, the “Prepayment Premium”);

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(d)Section 5.07(i) of the Existing Credit Agreement is hereby amended and restated as follows:
(i)    Investment Advisor Registration. None of the Borrower, the other Loan Parties or their respective Subsidiaries (other than ABL Wealth Advisors, LLC and Abacus FCF Advisors LLC) is registered or is or was required to be registered, licensed or qualified as (x) an investment adviser as such term is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or (y) an investment adviser representative, with the SEC or any other Governmental Authority, in each case, in relation to the conduct of the business of the Borrower and its Subsidiaries since January 1, 2021. ABL Wealth Advisors, LLC and Abacus FCF Advisors LLC are, and at all times required by the Advisers Act have been, duly registered and in good standing with the SEC as investment advisors under such Act.
(e)Section 6.02 of the Existing Credit Agreement shall be amended by adding a new clause (g) as follows:
(g) together with the delivery of the Compliance Certificate as required pursuant to Section 6.02(a) above, the Borrower shall deliver a quarterly portfolio scorecard in a format consistent with what has been provided to the Administrative Agent prior to the First Amendment Effective Date, which shall detail, with respect to each relevant policy, the information customarily reported by the Borrower in accordance to past practice.
SECTION 2.    Incremental Term Loans.

(a)    Pursuant to Section 2.14 of the Credit Agreement, each Lender party hereto that is identified on the signature pages hereto as a “First Lien Incremental Term Lender” (each such Lender, a “First Amendment Incremental Term Lender” and collectively, the “First Amendment Incremental Term Lenders”) hereby agrees to provide an Incremental Term Loan Commitment in the amount set forth opposite such First Amendment Incremental Term Lender’s name on Annex A hereto under the caption “First Amendment Incremental Term Loan Commitment” and to become a Lender under the Credit Agreement and related Loan Documents. The First Amendment Incremental Term Lenders, the Borrower and the Administrative Agent acknowledge and agree that (i) the Incremental Term Loan Commitment provided pursuant to this Amendment shall constitute a Commitment under the Credit Agreement and (ii) the First Amendment Incremental Term Lenders specified in Annex A attached hereto shall constitute Lenders under, and as defined in, the Credit Agreement. Each First Amendment Incremental Term Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each First Amendment Incremental Term Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Loan Document or any related agreement or any document furnished thereunder. Notwithstanding anything provided herein to the contrary, to the extent that the First Amendment Funding Date has not occurred on or prior to 5:00 p.m., New York time, on July 10, 2026, the Incremental Term Loan Commitments herein shall terminate effective immediately without any further action by any party hereto.

(b)    On the First Amendment Funding Date, the Administrative Agent is hereby authorized and directed to wire the proceeds from the First Amendment Incremental Term Loans in the amount set forth in the funds flow memorandum separately delivered to the Administrative Agent by the Borrower to each payee therein and in accordance with the wire transfer instructions for such payee set

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forth therein. The payments made in accordance with the foregoing instructions are made for administrative convenience and the legal effect thereof is the same as if each of the First Amendment Incremental Term Loans and the proceeds of the First Amendment Incremental Term Loans were transferred directly to the Borrower by the Lenders and the other applicable payees.

(c) Except as otherwise expressly set forth in this Amendment, the First Amendment Incremental Term Loans shall (i) have the same terms as the existing Term Loans under the Credit Agreement (ii) be treated as a separate Class from the Initial Term Loans and, (iii) shall not be “fungible” or otherwise tradable with the Initial Term Loans.

SECTION 3.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment and to induce the First Amendment Incremental Lenders to fund the First Amendment Incremental Term Loans on the First Amendment Funding Date, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender, that:

(a)this Amendment has been duly authorized, executed and delivered by it and each of this Amendment, the Credit Agreement (as amended hereby) and each other Loan Document to which each Loan Party is party constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion;
(b)after giving effect to this Amendment and the transactions contemplated by this Amendment and on the First Amendment Funding Date, as applicable, (i) no Default or Event of Default has occurred and is continuing and (ii) no circumstance or event has had or could reasonably be expected to have a Material Adverse Effect; and
(c)after giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct (x) in all material respects and (y) will be true and correct in all material respects on and as of the First Amendment Funding Date, in each case, with the same effect as though such representations and warranties had been made on and as of the date hereof and the First Amendment Funding Date, as applicable; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period; provided, further, that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods.
SECTION 4.    Conditions of Effectiveness of this Amendment and Term Loan Commitments. The effectiveness of this Amendment and the obligation of the First Amendment Incremental Term Lenders to fund the First Amendment Incremental Term Loan Commitments as set forth in Section 2 herein shall become effective on and as of the Business day on which the conditions set forth in Section 5(a), (b) and (c) have been satisfied (or waived) (the date of satisfaction of such condition, the “First Amendment Effective Date”).

SECTION 5.    Conditions to Funding of Incremental Term Loans. The funding of the First Amendment Incremental Term Loans by the First Amendment Incremental Term Lenders shall be subject to the conditions set forth in this Section 5 and the date that all such conditions are satisfied, the “First Amendment Funding Date”):
(a)The Administrative Agent shall (or its counsel) have received a duly executed counterpart (which may be delivered by telecopy of other electronic transmission, including in .pdf format) hereof bearing the signature of each Loan Party, the Administrative Agent and each Lender (including the First Amendment Incremental Term Lenders);

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(b)The representations and warranties contained in Section 3 hereof shall be true and correct;
(c)The Lenders and Administrative Agent shall have received a duly executed counterpart of the First Amendment Lender Fee Letter;
(d)The Administrative Agent and the Lenders shall have received an opinion for each of the Loan Parties incorporated in the State of Delaware, dated as of the First Amendment Funding Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Lenders;
(e)The Administrative Agent and the Lenders shall have received a Compliance Certificate, dated as of the First Amendment Funding Date, demonstrating (i) no Default or Event of Default has occurred and is continuing and (ii) the Senior Secured Leverage Ratio for the most recently ended Test Period would not exceed 2.60:1.00;
(f)The Administrative Agent and the Lenders shall have received an (i) irrevocable written Committed Loan Notice not later than 11:00 a.m. three (3) Business Days prior to the First Amendment Funding Date (or such later date as agreed in writing by the Administrative Agent) and (ii) the flow of funds in accordance with Section 2(c) hereof;
(g)The Administrative Agent and the Lenders, as applicable, shall have received all fees and out-of-pocket expenses (including fees and disbursements of counsel to the Administrative Agent and the Lenders) incurred in connection with this Amendment on or prior to the First Amendment Funding Date including reimbursement or other payment of all fees and expenses in each case required to be reimbursed or paid by Borrower under the Credit Agreement; and
(h)The Administrative Agent and the Lenders shall have received (x) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Loan Party, and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (y) a perfection certificate signed by a Responsible Officer of the Borrower in form and substance reasonably acceptable to each Lender;
(i)The Administrative Agent shall have received a duly executed counterpart of the amended and restated agent fee letter dated as of the date hereof, among the Borrower, the Administrative Agent and the Collateral Agent (the “First Amendment Agent Fee Letter”)
(j) The Administrative Agent and the Lenders shall have received payment of the fees contemplated under the First Amendment Lender Fee Letter;
(k)The Administrative Agent shall have received an officer’s or director’s certificate dated as of the First Amendment Funding Date, in form and substance reasonably acceptable to the Lenders, certifying as to the constitutional or Organization Documents of each Loan Party, the resolutions of the board of directors (or equivalent governing body) of each Loan Party duly authorizing such Loan Party’s entrance into and performance under this Amendment and documents related hereto, and attaching an incumbency (including specimen signatures), and a copy of a good standing certificate (or equivalent thereof), dated a date reasonably close to the date hereof, for each such Loan Party from the jurisdiction of its incorporation or formation; and
(l)Each Lender requesting a Note shall have received a Note executed by the Borrower in favor of such Lender to the extent requested at least five (5) Business Days prior to the First Amendment Funding Date.
SECTION 6.    Effect of Amendment. Except as expressly set forth in this Amendment or in the other Loan Documents, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of

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the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations, in each case, as amended. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified. This Amendment, the Credit Agreement, and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. For the avoidance of doubt, this Amendment shall constitute a “Loan Document” (as defined in the Credit Agreement).

SECTION 7.    Reaffirmation. By executing and delivering a counterpart hereof, (a) each Loan Party hereby agrees that the Loans incurred by Borrower shall be guaranteed pursuant to each Guaranty and the Security Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and (b) each Loan Party hereby (i) agrees that, notwithstanding the effectiveness of this Amendment, after giving effect to this Amendment, the Collateral Documents shall continue to be in full force and effect, (ii) agrees that all of the Liens and security interests created and arising under each Collateral Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest shall continue to be in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for the Obligations, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended) and (iii) affirms and confirms the Obligations, in each case, after giving effect to this Amendment, including, without limitation, its pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure the Obligations, all as provided in the Collateral Documents, and acknowledges and agrees that such obligations, liabilities, pledge and grant shall continue to be in full force and effect in respect of, and to secure, the Obligations, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended).

SECTION 8.    Incorporation by Reference. The terms and provisions of Section 10.01 (“Amendments, Etc.”), Section 10.02 (“Notices; Electronic Communications”), Section 10.03 (“No Waiver; Cumulative Remedies; Enforcement”), Section 10.07 (“Successors and Assigns”), Section 10.08 (“Confidentiality”), Section 10.12 (“Counterparts; Integration; Effectiveness”), Section 10.15 (“Severability, Amendment and Restatement”), Section 10.17 (“Governing Law; Jurisdiction; Etc.”), Section 10.18 (“Waiver of Right to Trial by Jury”), and Section 10.22 (“Electronic Execution of Assignments and Certain Other Documents”) of the Credit Agreement shall be incorporated herein, mutatis mutandis, as if set forth herein in full; provided, that each reference to “this Agreement” shall be read to refer to “this Amendment” for the purposes hereof.

SECTION 9.    Administrative Agent and Collateral Agent. Each of the undersigned Existing Lenders (constituting 100% of the Existing Lenders) and each of the undersigned First Amendment Incremental Term Lenders hereby authorizes and directs the Administrative Agent and Collateral Agent, as applicable, to (a) execute and deliver this Amendment, (b) acknowledge the First Amendment Lender Fee Letter and (c) take all actions reasonably requested by the Borrower or the Lenders that are necessary

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to consummate the transactions set forth in this Amendment. In executing this Amendment, the Administrative Agent and Collateral Agent shall each be entitled to all of the rights, protections, immunities and indemnities afforded to the Administrative Agent or the Collateral Agent, as applicable, under the Credit Agreement as if those rights, protections, immunities and indemnities were set forth fully herein.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWER:

ABACUS GLOBAL MANAGEMENT, INC.

By: /s/ Jay Jackson
Name: Jay Jackson
Title: Chief Executive Office

Signature Page to Amendment to Credit Agreement
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ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

GLAS USA LLC, as Administrative Agent and Collateral Agent

By: /s/Milton Rodriguez
Name:  Milton Rodriguez
Title:   Assistant Vice President
Signature Page to Amendment to Credit Agreement
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LENDERS:

THE CANADA LIFE ASSURANCE COMPANY, as Lender
By: SAGARD HOLDINGS MANAGER (US) LLC, its investment manager
By: SAGARD HOLDINGS MANAGEMENT CORP., its sole member

By: /s/ Adam Vigna
Name:    Adam Vigna
Title:    Chief Investment Officer

By: /s/ Michael Hassan
Name:    Michael Hassan
Title:    General Counsel and Secretary

THE CANADA LIFE ASSURANCE COMPANY, OPERATING THROUGH ITS BARBADOS BRANCH, as Lender
By: SAGARD HOLDINGS MANAGER (US) LLC, its investment manager
By: SAGARD HOLDINGS MANAGEMENT CORP., its sole member

By: /s/ Adam Vigna
Name:    Adam Vigna
Title:    Chief Investment Officer

By: /s/ Michael Hassan
Name:    Michael Hassan
Title:    General Counsel and Secretary

Signature Page to Amendment to Credit Agreement
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EMPOWER SECURITIES HOLDINGS LLC, as Lender
By: SAGARD HOLDINGS MANAGER (US) LLC, its investment manager
By: SAGARD HOLDINGS MANAGEMENT CORP., its sole member
By: /s/ Adam Vigna
Name:    Adam Vigna
Title:    Chief Investment Officer

By: /s/ Michael Hassan
Name:    Michael Hassan
Title:    General Counsel and Secretary

WEALTHSIMPLE PRIVATE CREDIT FUND 1 SUB LP, as Lender
By: SAGARD HOLDINGS MANAGER (US) LLC, its investment manager
By: /s/ Adam Vigna
Name:    Adam Vigna
Title:    Chief Investment Officer

By: /s/ Michael Hassan
Name:    Michael Hassan
Title:    General Counsel and Secretary

Signature Page to Amendment to Credit Agreement
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SAGARD PRIVATE CREDIT FINANCING SPV 2 LP, as Lender
By: SAGARD HOLDINGS MANAGER (US) LLC, its investment manager

By:     /s/ Junaid Subhan
Name:    Junaid Subhan
Title:    Chief Compliance Officer

SAGARD SENIOR LENDING PARTNERS HOLDINGS II SPV LP, as Lender
By: SAGARD SENIOR LENDING PARTNERS OFFSHORE GP LLC, its general partner
By: SAGARD HOLDINGS MANAGEMENT CORP., its sole member
By: /s/ Adam Vigna
Name:    Adam Vigna
Title:    Chief Investment Officer

By: /s/ Michael Hassan
Name:    Michael Hassan
Title:    General Counsel and Secretary

Signature Page to Amendment to Credit Agreement
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SAGARD SENIOR LENDING PARTNERS HOLDINGS II-U LP, as Lender
By: SAGARD SENIOR LENDING PARTNERS OFFSHORE-U GP LLC, its general partner
By: SAGARD HOLDINGS MANAGEMENT CORP., its sole member
By: /s/ Adam Vigna
Name:    Adam Vigna
Title:    Chief Investment Officer

By: /s/ Michael Hassan
Name:    Michael Hassan
Title:    General Counsel and Secretary

VP CAPITAL, L.P., as Lender
By: VPC GP LTD., its general partner
By: /s/ Nicholas R. Winter
Name:    Nicholas R. Winter
Title:    Authorized Signatory
Signature Page to Amendment to Credit Agreement
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INCREMENTAL LENDERS:
COGENT BANK, as Incremental Lender
By: /s/ Arturo E. Rios
Name:    Arturo E. Rios
Title:    Senior Vice President, Credit Officer
Signature Page to Amendment to Credit Agreement
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ANNEX A

FIRST AMENDMENT INCREMENTAL TERM LOAN COMMITMENTS

First Amendment Incremental Term Lender	First Amendment Incremental Term Loan Commitment
Wealthsimple Private Credit Fund 1 LP	$4,000,000.00
Sagard Private Credit Financing SPV 2 LP	$3,000,000.00
Sagard Senior Lending Partners Holdings II SPV LP	$978,288.91
Sagard Senior Lending Partners Holdings II-U LP	$4,521,711.09
Sagard Holdings Investment SPV I LP	$5,000,000.00
VP Capital, L.P.	$37,500,000
Cogent Bank	$20,000,000
TOTAL	$75,000,000

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